UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K/A
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 08, 2020
Date of Report (Date of earliest event reported)
______________________________
New Relic, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1000
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements our Current Report on Form 8-K filed on December 10, 2020 (the “Original 8-K”) to provide final information regarding the number of shares issued in connection with the closing of the acquisition of Pixie Labs Inc., a Delaware corporation (“Pixie Labs”) by New Relic, Inc., a Delaware corporation (the “Company”).

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported, on December 8, 2020, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) to acquire all of the equity interests of Pixie Labs (the “Acquisition”), pursuant to which the Company agreed to issue unregistered shares of its common stock, $0.001 par value per share (“Common Stock”) as a portion of the total purchase price for the Acquisition. As previously disclosed at the time of the filing of the Original 8-K, the number of shares to be issued in connection with the Acquisition was not known because it was based on the daily volume-weighted average price of a share of Common Stock on the New York Stock Exchange over the ten (10) consecutive trading day period ending on and including the third trading day immediately prior to the date of the closing of the Acquisition.

The closing of the Acquisition occurred on December 22, 2020 and the Company issued an aggregate of 1,620,738 unregistered shares of its Common Stock to former stockholders of Pixie Labs in accordance with the terms of the Merger Agreement.

The issuance of the shares of Common Stock pursuant to the Merger Agreement was made in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended. The issuance and sale was not being conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon in connection with the issuance of the shares.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date: December 22, 2020	By:	/s/ Mark Sachleben
Mark Sachleben Chief Financial Officer